SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2002


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                               ACTIVEWORLDS CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                 001-15819                  13-3883101
            -----------              -------------              --------------
           (State or other           (Commission                (IRS Employer
            jurisdiction of           File Number)               Identification
            incorporation)                                       Number)


               95 Parker Street, Newburyport, Massachusetts 01950
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 499-0222




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Item 5.  Other Events and Regulation FD Disclosure

         Activeworlds Corp., a Delaware corporation, hereby incorporates by reference herein the matters announced in its press release dated May 24, 2002, which is filed as an Exhibit to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         99.1     Press release of Activeworlds Corp., dated May 24, 2002




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 28, 2002                        ACTIVEWORLDS CORP.

                                           By:  /s/ J. P. McCormick
                                                --------------------
                                                    Chairman of the Board
                                                    and Chief Financial Officer


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                                INDEX TO EXHIBITS
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         EXHIBIT
         NUMBER                      DESCRIPTION
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         99.1                 Press release dated May 24, 2002.

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